EXHIBIT 10.1
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                            ASSET PURCHASE AGREEMENT

                               DATED MAY 15, 2005

                                  BY AND AMONG

                      THE RESOURCING SOLUTIONS GROUP, INC.

                                    AS BUYER,

                                  ALLEGRO, INC

                                    AS SELLER

                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT is made and entered into as of the 15th day of May, 2005 ("Agreement"), by and among The Resourcing Solutions Group, Inc., a Nevada corporation ("Seller") and Allegro, Inc., a South Carolina corporation ("Buyer").

                                    RECITALS:

         WHEREAS, Seller is engaged in the business of providing professional and administrative services to employers (the "Business"); and

         WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, on the terms and conditions set forth herein, certain assets of Seller described herein;

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. SALE OF ASSETS; ASSUMPTION OF LIABILITIES.
   -----------------------------------------

         1.1 Sale of Assets of Seller. Subject to the terms and conditions hereof, Seller will sell, convey, assign, transfer and deliver to Buyer at the Closing (as hereafter defined), and Buyer will purchase and accept at the Closing, the assets listed on Schedule 1.1 hereto.

         1.2 Assets Retained by Seller. There shall be excluded from the Assets and retained by Seller all of Seller's assets not listed on Schedule 1.1.

         1.3 No Assumption of Liabilities. At the Closing, Buyer shall assume, and shall agree to satisfy and discharge as the same become due only those liabilities and obligations of Seller arising out directly out of the contracts listed on Schedule 1.1 (the "Assumed Obligations"). Buyer's assumption of the Assumed Obligations shall in no way expand the rights and remedies of third parties against Buyer as compared to the rights and remedies which such parties would have had against Seller had this Agreement not been consummated.

         1.4. Assignment of Contracts. As part of the sale and purchase of Assets described in described herein, Seller shall assign the to Buyer the contracts described in the Assignment and Assumption Agreement attached hereto as Exhibit 1.4, and Seller shall execute the Assignment and Assumption Agreement as a condition of performance by Buyer under this Agreement.

         1.5 Payment for Assets. Buyer shall purchase the Assets for a purchase price described in Exhibit 1.5 attached hereto.

         1.6 Encumbrances. The Assets shall be sold and conveyed to Buyer free and clear of all mortgages, security interests, charges, encumbrances, liens, assessments, covenants, claims, title defects, pledges, encroachments and burdens of every kind or nature whatsoever.

         1.7 Proration. Seller shall pay at Closing all applicable transfer, sales, use, bulk sales and other taxes, and all documentary, filing, recording and vehicle registration fees payable as a result of the transfer of the Assets.

2. CLOSING DATE.
   ------------

         2.1 Time and Place of Closing. The closing of the sale and purchase of the Assets (the "Closing") will take place at Charlotte, North Carolina, at 12:01 am Standard Time, on May 15, 2005, or at such other time and place as the parties may establish (the date of the Closing being hereinafter referred to as the "Closing Date"). The transactions contemplated hereby shall be deemed to be effective as of 12:01 a.m., Central Daylight Time, on the Closing Date.

         2.2 Deliveries by Seller. At or prior to the Closing, Seller shall execute and deliver or cause to be executed and delivered to Buyer the following:

         (a) A Bill of Sale for the Assets attached hereto as Exhibit 2.2(a);

         (b) An Assignment and Assumption Agreement listing the contracts described in Schedule 1.1;

         (c) A Certificate executed as of the Closing Date by a duly authorized officer of Seller certifying the resolutions of the Board of Directors and Shareholders of Seller approving the transactions contemplated hereby; and

         (d) Such other instruments of sale, transfer, conveyance and assignment as Buyer and its counsel may reasonably request.

         2.3 Deliveries by Buyer. At or prior to Closing, Buyer shall execute and deliver or cause to be executed and delivered to Seller the following:

         (a) The Assignment and Assumption Agreement;

         (b) A Certificate executed as of the Closing Date by a duly authorized officer of Buyer certifying the resolutions of the Board of Directors of Buyer approving the transactions contemplated hereby; and

         (c) Such other instruments of assumption as Seller and its counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES OF SELLER. As a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated hereby, Seller makes the following representations and warranties to Buyer. The term "knowledge" or similar language used in this Section 3 shall, in each case, mean the best knowledge of Seller, as the case may be, after reasonable investigation.

         3.1 Contracts. Neither Seller nor Seller's clients are in default under any of the contracts described in Schedule 1.1 (the "Contracts"). None of the Contracts prohibits an assignment as contemplated by this Agreement. Seller does not need authority from any of its clients to sell or assign the Contracts. Seller has performed all material obligations under the Contracts as of the date of this Agreement.

         3.2 Title to the Assets. Seller will have transferred to Buyer good, marketable and unencumbered title to the Assets as of the Closing Date.

         3.3 Corporate Status of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller is qualified to do business and in good standing in each jurisdiction where the operation of its business requires that it be so qualified. Seller has all requisite corporate power and authority to own and operate the Assets, to conduct its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

         3.4 Authority Concerning this Agreement. The execution, delivery and performance by Seller of this Agreement and of each agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized and approved by all necessary corporate action of Seller. This Agreement is (and, when executed and delivered, each agreement, document or instrument to be executed and delivered in connection with the transactions contemplated hereby will be) valid and binding upon Seller, and enforceable against Seller in accordance with their respective terms except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or moratorium laws, or other laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies.

         3.5 Consents and Approvals; No Violation. Neither the execution nor delivery by Seller of this Agreement, or any agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby, nor the consummation by Seller of the transactions contemplated hereby or thereby, nor compliance by Seller with any of the provisions hereof or thereof, will: (a) conflict with or result in a breach of any provision of Seller's Articles of Incorporation or Bylaws; (b) result in the breach of, or conflict with, any of the terms and conditions of, or constitute a default (with or without the giving of notice or the passage of time or both) with respect to, or result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under, any Material Agreement; (c) result in the creation of a lien, security interest, charge or encumbrance upon any of the Assets; or (d) violate any law or any rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body to which any Seller or its properties or assets may be subject. No approval, authorization, consent or other action of, or filing with, or notice to any court, administrative agency or other governmental authority or any other person or entity is required for the execution and delivery by any Seller of this Agreement or any agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby or thereby, or the consummation of the transactions contemplated hereby or thereby.

         3.6 Licenses and Authorizations. Seller is currently licensed in all states in which it is providing services to the customers pursuant to the Contracts.

         3.7 Guarantees. Neither the Business nor any of the Assets is nor will be at the Closing, directly or indirectly: (i) liable, by guarantee or otherwise, upon or with respect to, (ii) obligated, by discount or repurchase agreement or in any other way, to provide funds in respect of; or (iii) obligated to guarantee or assume, any debt, dividend or other obligation of, any person, corporation, association, partnership or other entity including, without limitation, Seller or any of its affiliates.

         3.8 Accuracy of Information Furnished. No statement contained in this Agreement or any Exhibit or Schedule attached hereto, and no statement contained in any certificate or other instrument or document furnished by or on behalf of Seller pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact that is necessary to make the statements contained herein or therein not misleading.

4. REPRESENTATIONS AND WARRANTIES OF BUYER. As a material inducement for Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer represents and warrants to Seller as follows:

         4.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina. Buyer has all requisite corporate power and authority to own and operate its properties, to carry on its business as now being conducted and to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

         4.2 Authority Concerning this Agreement. The execution, delivery and performance by Buyer of this Agreement and of each agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all necessary corporate action of Buyer. This Agreement is (and, when executed and delivered, each agreement, document or instrument to be executed and delivered in connection with the transactions contemplated hereby will be) valid and binding upon Buyer, and enforceable against Buyer in accordance with their respective terms except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or moratorium laws, or other laws affecting the enforcement of creditors' rights or the principles governing the availability of equity remedies.

5.  INDEMNIFICATION.
    ---------------

         5.1 Indemnification Obligation of Seller. Seller hereby agrees to defend, indemnify and hold harmless Buyer from, against and in respect of any loss, cost, damage or expense, including but not limited to, legal and accounting fees and expenses (and sales taxes thereon, if any) asserted against, imposed upon or paid, incurred or suffered by Buyer (a "Loss") as a result of, arising from or in connection with any breach of any representation, warranty, covenant or agreement of Seller in this Agreement or in any agreement, document or instrument executed and delivered in connection with the transactions contemplated hereby.

         5.2 Indemnification Obligation of Buyer. Buyer hereby agrees to defend, indemnify and hold harmless Seller from, against and in respect of any Loss as a result of, arising from or in connection with any breach of any representation, warranty, covenant or agreement of Buyer in this Agreement or in any agreement, document or instrument executed and delivered in connection with the transactions contemplated hereby.

6. CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to Closing, of each of the following conditions precedent (any or all of which may be waived in writing, in whole or in part, by Buyer):

         6.1 Performance of Obligations. Seller shall have performed all of the obligations and complied with all of the covenants required to be performed or to be complied with by them under this Agreement on or prior to the Closing Date.

         6.2 Approvals. Seller shall have delivered to Buyer any and all approvals, consents or assignments necessary for the consummation of the transactions contemplated hereby, including, without limitation, any consents required: (i) by any governmental or administrative body; (ii) under any Material Agreement; (iii); or (iv) under any Permit.

         6.3 Representations and Warranties. Each representation and warranty of Seller contained in this Agreement shall be true and correct both at the date on which this Agreement is signed and at and as of the Closing Date as if made anew at and as of such time.

7. CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE. Seller's obligation to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to Closing, of each of the following conditions precedent (any or all of which may be waived in writing, in whole or in part, by Seller):

         7.1 Performance of Obligations. Buyer shall have performed all of its obligations and complied with all of its covenants required to be performed or to be complied with by it under this Agreement on or prior to the Closing Date.

         7.2 Representations and Warranties. Each representation and warranty of Buyer contained in this Agreement shall be true and correct both at the date on which this Agreement is signed and at and as of the Closing Date as if made at and as of such time.

         7.3 Approval. The board of directors of Buyer shall have approved Buyer entering into this Agreement and consummation of the transactions contemplated hereby.

8. MISCELLANEOUS.
   -------------

         8.1 Entire Agreement. This Agreement and the Exhibits and Schedules to this Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, agreements, arrangements and understandings, both oral and written, between the parties hereto with respect to such subject matter. The Exhibits and Schedules to this Agreement are incorporated into and constitute part of this Agreement.

         8.2 Amendment. This Agreement may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto.

         8.3 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         8.4 Survivability. Notwithstanding any investigation made by or on behalf of any party to this Agreement, the representations and warranties made under and in connection with this Agreement shall be true and correct on and as of the Closing Date with the same effect as if made on and as of such date and shall survive the Closing and consummation of all the transactions contemplated hereby.

         8.5 Waivers and Remedies. The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

         8.6 Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

         8.7 Descriptive Headings/Recitals. Descriptive headings contained herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. The recitals are incorporated into and made a part of this Agreement.

         8.8 Counterparts and Facsimile Signatures. This Agreement may be executed in counterparts by the separate parties hereto, all of which shall be deemed to be one and the same instrument. Facsimile signatures shall have the same effect as original signatures.

         8.9 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed to have been duly given: (i) when delivered by hand; (ii) when delivered by facsimile (if written confirmation of receipt of the facsimile is obtained from the party to be charged with notice);
(iii) five (5) days after being deposited in the United States mail by registered or certified mail, return receipt requested, postage prepaid; or (iv) on the second business day after being sent (prepaid for next day delivery), via Federal Express, United Parcel Service, DHL or other nationally recognized delivery service, as follows:

                  If to Seller:     Gary Musselman
                                    7621 Little Avenue, Suite 101
                                    Charlotte, NC 28226



                  If to Buyer:      Jim Eberle
                                    1331 Elmwood Avenue
                                    Suite 100
                                    Columbia, South Carolina, 29201

                  or to such other address as any party hereto may from time to time designate in writing delivered in a like manner.

         8.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the parties hereto shall assign any of its rights or obligations hereunder without the express written consent of the other party hereto.

         8.10 Applicable Law. This Agreement shall be governed by, and shall be construed, interpreted and enforced in Accordance with, the laws of the State of South Carolina.

         8.11 Expenses. Except as otherwise provided herein, each of the parties hereto agrees to pay all of the respective expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including accountants' and attorneys' fees.

                           (Signature Page to Follow)

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                     BUYER:
Witness:
                                  ALLEGRO, INC.

                                            By:/s/MARY ETTA MCCARTHY
                                               ---------------------------------
                                            Name: Mary Etta McCarthy
                                            Title: Chairman
------------------------------------               --------


                                     SELLER:
Witness:
                                            THE RESOURCING SOLUTIONS GROUP, INC.

                                            By:/s/GARY MUSSELMAN
                                               ---------------------------------
                                            Name: Gary Musselman
                                            Title:   President
------------------------------------                 ---------

                                  SCHEDULE 1.1

                                     ASSETS

                                  See Attached

                                    EXHIBIT A

                                    CONTRACTS

RSG CUSTOMER NO.           CUSTOMER NAME

------------------- ---------------------------------------------
              4002   SeaSide Custom Exteriors, Inc.
------------------- ---------------------------------------------
              4005   Ed Nix Company
------------------- ---------------------------------------------
              4007   DSS
------------------- ---------------------------------------------
              4008   HIS
------------------- ---------------------------------------------
              4009   PPC
------------------- ---------------------------------------------
              4011   C & S Construction of South Carolina
------------------- ---------------------------------------------
              6001   PSL Child Care
------------------- ---------------------------------------------
              6003   Spas Pools & Patio
------------------- ---------------------------------------------
              6005   Bits & Pieces, Inc.
------------------- ---------------------------------------------
              1013   Brooks Transportation
------------------- ---------------------------------------------
              1014   Alpha United
------------------- ---------------------------------------------
              1015   Unique Living
------------------- ---------------------------------------------
              1027   Carroll Realty & Construction
------------------- ---------------------------------------------
              1053   Underground  Camera Service, Inc.
------------------- ---------------------------------------------
              1068   Glenholme Holding Corp.
------------------- ---------------------------------------------
              1071   Ram Jack LLC
------------------- ---------------------------------------------
              1073   Brunswick Insulation, Inc.
------------------- ---------------------------------------------
              1086   Ram Jack of Charlotte, LLC
------------------- ---------------------------------------------
              1088   Elan Trading, Inc.
------------------- ---------------------------------------------
              1090   Sykes Excavating Service, Inc.
------------------- ---------------------------------------------
              1093   A & A Building Systems, Inc.
------------------- ---------------------------------------------
              1107   Leathermen's Guild
------------------- ---------------------------------------------
              1108   Catawba Valley Parners
------------------- ---------------------------------------------
              1112   Dallas Machine Company, Inc.
------------------- ---------------------------------------------
              1167   Inside and Out Construction Co., Inc.
------------------- ---------------------------------------------
              1174   Delta Equipment Enterprises, Inc.
------------------- ---------------------------------------------
              2152  Lincoln Consulting
------------------- ---------------------------------------------

                                SCHEDULE 2.2 (a)

                                  Bill of Sale

                                  See Attached

Exhibit 2.2
                                  BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS, that THE RESOURCING SOLUTIONS GROUP, INC., a Nevada corporation ("Seller") for good and valuable consideration paid by Allegro, Inc., a South Carolina corporation ("Buyer"), the receipt of which is hereby acknowledged by Seller, does, pursuant to the Asset Purchase Agreement dated May 15, 2005 between the parties (the "Purchase Agreement"), hereby agrees to transfer, convey and assign to Buyer, its successors and assigns, forever, the following described property effective as of May, 2005 (the "Effective Date"):



                                 SEE EXHIBIT "A"


AS OF THE EFFECTIVE DATE , TO HAVE AND TO HOLD the assets, properties and rights transferred, conveyed and assigned hereinabove unto Buyer, its successors and assigns, and for its and their own use forever.

All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

IN WITNESS WHEREOF, Seller has duly executed and delivered this Bill of Sale on this 15th day of May, 2005.

SELLER:

THE RESOURCING SOLUTIONS GROUP, INC.
a Nevada corporation

By:/s/GARY MUSSELMAN
   -----------------
   Gary Musselman, President

                                   EXHIBIT 1.4

                             Assignment of Contracts

                                  See Attached

                                   EXHIBIT 1.5

                                     Payment

                                  See Attached

                                    (Payment)

The parties hereby agree that the Buyer will pay for the Assets as follows:

For each Contract (as that term is defined in the Agreement) identified in the attachment to the Assignment and Assumption Agreement (attached to this Agreement as Exhibit 1.4), Buyer will pay to the Seller fifty percent (50%) of the Administrative Fee, as that term is defined below, collected by the Buyer each month, for a period of twelve months following the effective date of the Agreement (the Monthly Payments"). Seller agrees that it is only entitled to payments as described above to the extent Buyer has been finally paid each month pursuant to the Contracts. If a Contract is terminated for any reason, no further payments shall be due to Seller for such Contract(s). No payments shall be due for Administrative Fees attributable to services provided by Buyer pursuant to the Contracts more than twelve (12) months after the effective date of the Agreement. After Buyer has remitted payments in full to Seller for Administrative Fees as described herein for the twelve month period immediately following the effective date of the Agreement, Buyer's obligation for payment of the Assets shall terminate and no other funds or payments shall be due. For the months of May 2005 and May 2006, Buyer shall be obligated to pay Administrative Fees on a pro rata basis based on the number of days in these months during which the Agreement is in effect. Buyer shall remit Seller's share of Administrative Fee to Seller within fifteen (15) days of receipt.

Buyer shall provide to Seller a written accounting of the funds received pursuant to the Contracts and a calculation of the Administrative Fee along with each remittance of payment as described herein. Seller shall have the right to inspect the books and records of Buyer regarding the payment of Administrative Fees hereunder after providing to Buyer reasonable advance notice, which notice shall be no less than ten business days. In any such inspection, Buyer shall provide copies of documents necessary to determine the Administrative Fee(s) due, and Seller shall have no right to access Buyer's premises unless agreed to in writing by Buyer.

The term "Administrative Fee" for purposes of this Exhibit 1.5 shall mean Gross Revenues remitted by a customer pursuant to a Contract, less all taxes (i.e., FICA, FUTA, SUI), insurance premiums and benefits or other employee deductions.